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                                                                   EXHIBIT 23.01

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 13, 2001, in the Registration Statement (Amendment No. 1 to Form S-1 No. 333-64228) and related Prospectus of AtheroGenics, Inc. for the registration of 3,585,000 shares of its common stock.



                                       /s/ Ernst & Young LLP


Atlanta, Georgia
July 20, 2001